CDC NVEST STAR GROWTH FUND
                            CDC NVEST STAR VALUE FUND

SUPPLEMENT DATED FEBRUARY 27, 2004 TO CDC NVEST STAR FUNDS CLASSES A, B AND C PROSPECTUS AND CDC NVEST STAR FUNDS CLASS Y PROSPECTUS EACH DATED MAY 1, 2003 (THE "PROSPECTUSES")


CDC NVEST STAR GROWTH FUND
In late January 2004, RS Investment Management, L.P. ("RS Investments") notified CDC Nvest Star Growth Fund (the "Fund") of its intention to terminate its subadvisory relationship with the Fund by the end of April 2004. As a result, the assets in RS Investment's segment of the Fund will be reallocated among the segments of the Fund currently managed by Miller Anderson, Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. by April 30, 2004.

Effective February 2004, Margaret M. Buescher replaced William Berger as co-portfolio manager of Vaughan Nelson's segment of CDC Nvest Star Growth Fund. Curt Rohrman continues to serve as co-portfolio manager of the segment. For more information about Ms. Buescher, please see the section entitled "Meet the Funds' Portfolio Managers" under "Management Team" in the Fund's prospectuses.

CDC NVEST STAR VALUE FUND
Effective February 2004, Chris Wallis replaced Margaret M. Buescher as co-portfolio manager of Vaughan Nelson's segment of CDC Nvest Star Value Fund. Mark J. Roach continues to serve as co-portfolio manager of the segment. Accordingly, the section of the Prospectuses entitled "Meet the Fund's Portfolio Managers" is updated as follows:

CHRIS WALLIS
Chris Wallis has co-managed the CDC Nvest Star Value Fund since February 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. Prior to joining Vaughan Nelson he was an Associate at Simmons & Company International from 1998 to 1999. Mr. Wallis received a B.B.A. from Baylor University and M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and has over 11 years of investment/financial analysis and accounting experience.


                                                                      SP220-0204

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                             CDC NVEST EQUITY FUNDS
                             CDC NVEST INCOME FUNDS

Supplement dated February 27, 2004 to CDC Nvest Equity Funds Classes A, B and C Prospectus, CDC Nvest Equity Funds Class Y Prospectus, CDC Nvest Income Funds Classes A, B and C Prospectus and CDC Nvest Income Funds Class Y Prospectus all dated February 1, 2004, each as may be supplemented from time to time

EFFECTIVE MAY 1, 2004, CLASS A SHARES AND CLASS Y SHARES OF LOOMIS SAYLES INTERNATIONAL EQUITY FUND, LOOMIS SAYLES STRATEGIC INCOME FUND, LOOMIS SAYLES HIGH INCOME FUND AND LOOMIS SAYLES CORE PLUS BOND FUND (THE "FUNDS") ARE IMPLEMENTING THE FOLLOWING REDEMPTION FEE POLICY:

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, class A shares or class Y shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

|X|  shares acquired by reinvestment of dividends or distributions of a Fund; or

|X| shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

|X|  shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

                                                                      SP221-0204

                            CDC NVEST EQUITY FUNDS
                              CDC NVEST STAR FUNDS

Supplement dated February 27, 2004 to CDC Nvest Equity Funds Classes A, B and C Prospectus, CDC Nvest Equity Funds Class Y Prospectus, CDC Nvest Star Funds Classes A, B and C Prospectus and CDC Nvest Star Funds Class Y Prospectus all dated May 1, 2003, each as may be supplemented from time to time

EFFECTIVE MAY 1, 2004, CLASS A SHARES AND CLASS Y SHARES OF CDC NVEST STAR INTERNATIONAL FUND, CDC NVEST STAR SMALL CAP FUND, CGM ADVISOR TARGETED EQUITY FUND, AND HARRIS ASSOCIATES FOCUSED VALUE FUND (THE "FUNDS") ARE IMPLEMENTING THE FOLLOWING REDEMPTION FEE POLICY:

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, class A shares or class Y shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

|X|  shares acquired by reinvestment of dividends or distributions of a Fund; or

|X| shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or

|X|  shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

                                                                      SP222-0204